                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2002


                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         -------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


        000-27927                                   43-1857213
 ----------------------                 ---------------------------------------
(Commission File Number)                (Federal Employer Identification Number)


        12405 Powerscourt Drive
          St. Louis, Missouri                            63131
 ---------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)

      (Registrant's telephone number, including area code) (314) 965-0555

ITEM 5. OTHER ITEMS.

     On January 30, 2002, Charter Communications, Inc. announced the election of Larry Wangberg to its board of directors. A copy of the press release is being filed as Exhibit 99.1 with this report.

     On February 11, 2002, Charter Communications, Inc. announced an agreement with Motorola and digeo, inc. to manufacture, market, and deploy their broadband media centers to its customers. A copy of the press release is being filed as
Exhibit 99.2 with this report.

     On February 11, 2002, the Registrant issued a press release announcing its results for the fourth quarter ended December 31, 2001. The full text of the press release, other than (1) the last two sentences of the first paragraph under the heading "Demand for Advanced Services Remains Strong," (2) the last three sentences of the third paragraph under the heading "Demand for Advanced Services Remains Strong," the fourth paragraph under the heading "Demand for Advanced Services Remains Strong," (3) the last three sentences of the first paragraph under the heading "New Accounting Standard," and (4) both paragraphs under the heading "Looking Ahead" which is set forth in Exhibit 99.3 hereto, is filed and incorporated in this Report as if fully set forth herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

99.1 Press release dated January 30, 2002 *

99.2 Press release dated February 11, 2002 *

99.3 Press release dated February 11, 2002 *

* filed herewith

Item 9.  Regulation FD Disclosure

     The following portions of the press release, appearing in Exhibit 99.3 hereto, are not filed but are furnished pursuant to Regulation FD: (1) the last two sentences of the first paragraph under the heading "Demand for Advanced Services Remains Strong," (2) the last three sentences of the third paragraph under the heading "Demand for Advanced Services Remains Strong," the fourth paragraph under the heading "Demand for Advanced Services Remains Strong," (3) the last three sentences of the first paragraph under the heading "New Accounting Standard," and (4) both paragraphs under the heading "Looking Ahead."

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS:

     This Report includes forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this prospectus may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated" and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this prospectus are set forth in this prospectus and in reports or documents that we file from time to time with the United States Securities and Exchange Commission or the SEC, and include, but are not limited to: our plans to achieve growth by offering advanced products and services; our anticipated capital expenditures for our upgrades and new equipment and facilities; our ability to fund capital expenditures and any future acquisitions; the effects of governmental regulation on our business; our ability to compete effectively in a highly competitive and changing environment; our ability to obtain programming as needed and at a reasonable price; and general business and economic conditions, particularly in light of the uncertainty stemming from recent terrorist activities in the United States and the armed conflict abroad.

     All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward-looking statements after the date of this Report to conform these statements to actual results or to changes in our expectations.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHARTER COMMUNICATIONS, INC.,
                                       Registrant





Dated: February 13, 2002               By: /s/ Kent D. Kalkwarf
                                       -----------------------------------------
                                       Name: Kent D. Kalkwarf
                                       Title: Executive Vice President and Chief
                                       Financial Officer (Principal Financial
                                       Officer and Principal Accounting Officer)
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EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1              Press release dated January 30, 2002

99.2              Press release dated February 11, 2002

99.3              Press release dated February 11, 2002